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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 2, 1998


                      Advanta Mortgage Loan Trust 1998-4A
                      Advanta Mortgage Loan Trust 1998-4B
                      Advanta Mortgage Loan Trust 1998-4C
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


                                       33-52531-02
                                       33-52531-03
               Delaware                33-52531-04           Applied For
               --------                -----------           -----------
     (State of Other Jurisdiction   (Commission File      (I.R.S. Employer
          of Incorporation)               Number)        Identification No.)


         Attention: President                                   19477
         Welsh & McKean Roads                                 (Zip Code)
      Spring House, Pennsylvania
(Address of Principal Executive Offices)


               Registrant's telephone number, including area code
                                 (215) 657-4000
                                 --------------


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                                   No change
                                   ---------
         (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

     Advanta Mortgage Conduit Services, Inc. (the "Registrant") registered an issuance of $3,595,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-52351) (the "Registration Statement").

     Pursuant to the Registration Statement, (i) Advanta Mortgage Loan Trust 1998-4A ("Trust A") issued approximately $650,000,000 in aggregate principal amount of its Class A Floating Rate Mortgage Backed Notes (the "Class A Notes"), on November 17, 1998 (the "Closing Date"), (ii) Advanta Mortgage Loan Trust 1998-4B ("Trust B") issued approximately $350,000,000 in aggregate principal amount of its Class B Floating Rate Mortgage Backed Notes (the "Class B Notes"), on the Closing Date and (iii) Advanta Mortgage Loan Trust 1998-4C ("Trust C," and together with Trust A and Trust B, the "Trusts") issued approximately $100,000,000 in aggregate principal amount of its Class C Floating Rate Mortgage Backed Notes (the "Class C Notes," and together with the Class A Notes and the Class B Notes, the "Notes"), on the Closing Date.

     This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

     The Class A Notes were issued pursuant to an Indenture (the "Class A Indenture") attached hereto as Exhibit 4.1.1, dated as of November 1, 1998, between Trust A and Bankers Trust Company of California, N.A., in its capacity as Indenture Trustee (the "Indenture Trustee"). The Class B Notes were issued pursuant to an Indenture (the "Class B Indenture") attached hereto as Exhibit 4.1.2, dated as of November 1, 1998, between Trust B and the Indenture Trustee. The Class C Notes were issued pursuant to an Indenture (the "Class C Indenture") attached hereto as Exhibit 4.1.3, dated as of November 1, 1998, between Trust C and the Indenture Trustee.

     The Class A Notes, the Class B Notes and the Class C Notes evidence indebtedness of Trust A, Trust B and Trust C, respectively. Also issued, but not offered, by each of the Trusts are Certificates ("Certificates") evidencing the ownership interest in such Trust. The Certificates will initially be retained by Advanta Mortgage Holding Trust 1998-4.

     The primary assets of each of the Trusts is pool of closed-end mortgage loans ("Mortgage Loans") secured by mortgages on one- to- four family residential properties to be conveyed to each of the Trusts on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated September 15, 1998 and the Prospectus Supplement dated November 2, 1998 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

               1.1 Underwriting Agreement, dated November 2, 1998, among the Registrant and Morgan Stanley & Co. Incorporated as Underwriter.

               4.1.1 Trust A Indenture, dated as of November 1, 1998, between Advanta Mortgage Loan Trust 1998-4A and Bankers Trust Company of California, N.A., as Indenture Trustee.

               4.1.2 Trust B Indenture, dated as of November 1, 1998, between Advanta Mortgage Loan Trust 1998-4B and Bankers Trust Company of California, N.A., as Indenture Trustee.

               4.1.3 Trust C Indenture, dated as of November 1, 1998, between Advanta Mortgage Loan Trust 1998-4C and Bankers Trust Company of California, N.A., as Indenture Trustee.

               4.2.1 Holding Trust Trust Agreement, dated as of November 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Holding Trust.

               4.2.2 Trust A Trust Agreement, dated as of November 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Trust A.

               4.2.3 Trust B Trust Agreement, dated as of November 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Trust B.

               4.2.4 Trust C Trust Agreement, dated as of November 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Trust C.

               4.3.1 Sale and Servicing Agreement, dated as of November 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Trust A, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

               4.3.2 Sale and Servicing Agreement, dated as of November 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Trust B, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

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          4.3.3     Sale and Servicing Agreement, dated as of November 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Trust C, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

          4.4 Note Guaranty Insurance Policies, each dated November 2, 1998, and issued and delivered by Ambac Assurance Corporation.

          4.5.1 Conveyance Agreement, dated November 24, 1998, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A.

          4.5.2 Conveyance Agreement, dated November 24, 1998, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A.

          4.5.3 Conveyance Agreement, dated November 24, 1998, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A.

          8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of November 24, 1998.

          10.1 Master Loan Transfer Agreement, dated June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), Advanta Conduit Receivables Inc. and Bankers Trust Company of California, N.A., as Trustee.

          10.2 Indemnification Agreement, dated September 25, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank and Advanta Finance Corp., as Originators, Bear, Stearns & Co. Inc., as Underwriter, and MBIA Insurance Corporation, as Insurer.

          23.1 Consent of KPMG Peat Marwick LLP regarding financial statements of Ambac Assurance Corporation and their report.*

          * Previously filed on Form 8-K filed with the Securities and Exchange Commission on November 24, 1998.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                         ADVANTA MORTGAGE CONDUIT SERVICES, INC., as Sponsor and on behalf of Advanta Mortgage Loan Trust 1998-4A, Advanta Mortgage Loan Trust 1998-4B, Advanta Mortgage Loan Trust 1998-4C and Advanta Mortgage
                         Loan Trust 1998-4 Registrants

                         By: /s/  Mark Dunsheath
                            ------------------------------------------------
                             Name:  Mark Dunsheath
                             Title: Vice President


Dated: December 21, 1998

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                                 EXHIBIT INDEX

Exhibit No.    Description
----------     -----------
  1.1          Underwriting Agreement, dated November 2, 1998, among the
               Registrant and Morgan Stanley & Co. Incorporated as
               Underwriter.

  4.1.1 Trust A Indenture, dated as of November 1, 1998, between Advanta Mortgage Loan Trust 1998-4A and Bankers Trust Company of California, N.A., as Indenture Trustee.

  4.1.2 Trust B Indenture, dated as of November 1, 1998, between Advanta Mortgage Loan Trust 1998-4B and Bankers Trust Company of California, N.A., as Indenture Trustee.

  4.1.3 Trust C Indenture, dated as of November 1, 1998, between Advanta Mortgage Loan Trust 1998-4C and Bankers Trust Company of California, N.A., as Indenture Trustee.

  4.2.1 Holding Trust Trust Agreement, dated as of November 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Advanta Holding Trust.

  4.2.2 Trust A Trust Agreement, dated as of November 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Trust A.

  4.2.3 Trust B Trust Agreement, dated as of November 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Trust B.

  4.2.4 Trust C Trust Agreement, dated as of November 1, 1998, between Advanta Mortgage Conduit Services, Inc., as Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of Trust C.

  4.3.1 Sale and Servicing Agreement, dated as of November 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Trust A, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

  4.3.2 Sale and Servicing Agreement, dated as of November 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Trust B, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

  4.3.3 Sale and Servicing Agreement, dated as of November 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Trust C, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

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  4.4          Note Guaranty Insurance Policies, each dated November 2, 1998 and issued and delivered by Ambac Assurance Corporation.

  4.5.1 Conveyance Agreement, dated November 24, 1998, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A.

  4.5.2 Conveyance Agreement, dated November 24, 1998, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A.

  4.5.3 Conveyance Agreement, dated November 24, 1998, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A.

   8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of November 24, 1998.

   10.1 Master Loan Transfer Agreement, dated June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), Advanta Conduit Receivables Inc. and Bankers Trust Company of California, N.A., as Trustee.

   10.2 Indemnification Agreement, dated September 25, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank and Advanta Finance Corp., as Originators, Bear, Stearns & Co. Inc., as Underwriter, and MBIA Insurance Corporation, as Insurer.

   23.1 Consent of KPMG Peat Marwick LLP regarding financial statements of Ambac Assurance Corporation and their report.*

               * Previously filed on form 8-K filed with the Securities and Exchange Commission on November 24, 1998.